                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       June 7, 2000
                                                   --------------------------

                            Kana Communications, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                                              77-0435679
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
   of incorporation)              File Number)           Identification No.)

                  740 Bay Road, Redwood City, California 94063
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (650) 298-9282
                                                    ---------------------------

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On June 7, 2000, the Registrant entered into a definitive purchase agreement for the sale of 2,500,000 shares of common stock to certain institutional investors for an aggregate purchase price of $125,000,000. On June 7, 2000, the Registrant issued a press release announcing that it had entered into the purchase agreement for the sale of 2,500,000 shares of common stock to certain instititutional investors for an aggregate purchase price of $125,000,000. A hard copy of the press release is attached hereto and incorporated herein by reference.

         On June 12, the Registrant closed the sale of 2,500,000 shares of common stock to certain institutional investors for an aggregate purchase price of $125,000,000. On June 14, 2000, the Registrant issued a press release announcing the closing of the sale of 2,500,000 shares of common stock to certain institutional investors for an aggregate purchase price of $125,000,000. A hard copy of the press release is attached hereto and incorporated herein by reference. The net proceeds of the equity financing will be used for marketing and distribution activities, product development, capital expenditures and for working capital and other general corporate purposes.

         Information in this report that involves the Registrant's expectations, beliefs, hopes, plans, intentions or strategies regarding the future are forward-looking statements that involve risks and uncertainties. These statements include statements about the Registrant's strategies in the marketplace, its market position and its relationship with customers. All forward-looking statements included in this report are based upon information available to the Registrant as of the date of the report, and we assume no obligation to update any such forward-looking statement. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, but are not limited to, the successful integration of Silknet Software, Inc., competition, increased competition due to the Registrant's expanded product offering, risks associated with the evolving and varying demand for customer communication software, the Registrant's ability to expand its operations, the successful integration Business Evolution, Inc. and NetDialog, Inc., acceptance of email and the Internet as a communications medium, litigation over property rights, and general economic factors. These and other factors are risks associated with the Registrant's business that may affect its operating results and are discussed in the Registrant's filings with the Securities and Exchange Commission ("SEC") including the Registrant's registration statement on Form S-1 declared effective by the SEC on September 21, 1999, registration statement on Form S-4 declared effective by the SEC on March 22, 2000 and the Registrant's periodic reports on Forms 10-K and 10-Q.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed as exhibits to this report:

         EXHIBIT
         NUMBER      DESCRIPTION
         -------     -----------
         10.1        Stock Purchase Agreement, dated June 7, 2000, by and among
                     Kana Communications, Inc. and several investors.

         10.2 Registration Rights Agreement, dated June 7, 2000, by and among Kana Communications, Inc. and several investors.

         99.1        Press Release, dated June 7, 2000.

         99.2        Press Release, dated June 14, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KANA COMMUNICATIONS, INC.



Date:  June 15, 2000                By:  /S/ BRIAN K. ALLEN
                                       ----------------------------------------
                                               Brian K. Allen,
                                           Chief Financial Officer

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER      DESCRIPTION OF DOCUMENT
         -------     -----------------------
         10.1        Stock Purchase Agreement, dated June 7, 2000, by and among
                     Kana Communications, Inc. and several investors.

         10.2 Registration Rights Agreement, dated June 7, 2000, by and among Kana Communications, Inc. and several investors.

         99.1        Press Release, dated June 7, 2000.

         99.2        Press Release, dated June 14, 2000.